For the three months ended March 31, 2010, the net asset value per Common Share increased 5.3%, while the investment return to our stockholders increased by 5.6%. By comparison, our benchmark, the Standard & Poor’s 500 Stock Index (including income) increased 5.4%. For the twelve months ended March 31, 2010, the return on the net asset value per Common Share increased by 56.7%, and the return to our stockholders increased by 63.9%; these compare with an increase of 49.8% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on March 31, 2010, it was 14.5%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2010, the net assets applicable to the Company’s Common Stock were $895,562,192 equal to $28.97 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2010 was $43,008,355. During this period, the net realized gain on investments sold was $6,086,139, and the increase in net unrealized appreciation was $38,618,273. Net investment income for the three months was $1,131,939, and distributions to Preferred Stockholders amounted to $2,827,996.

During the three months, 508,003 shares of the Company’s Common Stock were repurchased for $12,122,287 at an average discount from net asset value of 14.9%.

Equity markets continued to advance in the last quarter as signs of sustainable economic growth became more evident. General American’s portfolio kept pace with the market, supported by our holdings of value-based retailers.

The recovery is likely to be moderate, by historic measures, owing to stubbornly high rates of unemployment and the erosion of that portion of wealth represented by home equity. While it facilitates continuing monetary ease, the recent strength of the dollar could have a dampening effect on exports; on a longer-term basis, moreover, the fiscal and trade deficits remain on unsustainable trajectories.

Despite the headwinds, as enumerated, the case for equities over time remains intact. To the extent that they represent businesses that are well-managed, with the flexibility to adjust to challenges and respond to opportunities, equities remain our asset class of choice.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2010. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson Chairman of the Board President and Chief Executive Officer

April 14, 2010

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (3.2%)
215,000	Textron Inc.		$4,564,450
325,000	United Technologies Corporation		23,923,250
		(COST $33,409,026)	28,487,700
BUILDING AND REAL ESTATE (2.1%)
1,872,000	CEMEX, S.A. de C.V. ADR (a)	(COST $23,385,068)	19,113,120

COMMUNICATIONS AND INFORMATION SERVICES (6.2%)
960,000	Cisco Systems, Inc. (a)(b)		24,988,800
78,000	Leap Wireless International, Inc. (a)		1,276,080
700,000	QUALCOMM Incorporated		29,372,000
		(COST $41,318,833)	55,636,880
COMPUTER SOFTWARE AND SYSTEMS (8.7%)
1,290,000	Dell Inc. (a)		19,375,800
570,000	Microsoft Corporation		16,693,875
168,100	NetEase.com, Inc. (a)		5,970,912
67,100	Nintendo Co., Ltd.		22,575,836
450,000	Teradata Corporation (a)		13,000,500
		(COST $78,338,915)	77,616,923
CONSUMER PRODUCTS AND SERVICES (11.2%)
350,000	Diageo plc ADR		23,607,500
325,000	Heineken N. V.		16,610,733
466,100	Hewitt Associates, Inc. Class A (a)		18,541,458
450,000	Nestle S.A.		22,966,133
285,000	PepsiCo, Inc.		18,855,600
		(COST $78,085,518)	100,581,424
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.5%)
949,000	Republic Services, Inc.		27,539,980
630,000	Waste Management, Inc.		21,690,900
		(COST $38,960,134)	49,230,880
FINANCE AND INSURANCE (21.3%)
BANKING (2.4%)
500,000	Bond Street Holdings LLC (a) (c)		10,000,000
140,000	M&T Bank Corporation		11,113,200
		(COST $10,713,356)	21,113,200
INSURANCE (12.5%)
315,000	Arch Capital Group Ltd. (a)		24,018,750
250,000	Everest Re Group, Ltd.		20,232,500
750,000	Fidelity National Financial, Inc.		11,115,000
37,500	Forethought Financial Group, Inc. Class A with Warrants (a)(d)		7,875,000
280,000	MetLife, Inc.		12,135,200
275,000	PartnerRe Ltd.		21,923,000
83,000	Transatlantic Holdings, Inc.		4,382,400
200,000	The Travelers Companies, Inc.		10,788,000
		(COST $58,086,700)	112,469,850
OTHER (6.4%)
325,000	American Express Company		13,409,500
110	Berkshire Hathaway Inc. Class A (a)		13,398,000
1,666,667	Epoch Holding Corporation		18,816,670
635,000	Nelnet, Inc.		11,785,600
		(COST $30,301,088)	57,409,770
		(COST $99,101,144)	190,992,820

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (4.7%)
347,100	Cephalon, Inc. (a)		$23,526,438
529,900	Cytokinetics, Incorporated (a)		1,695,680
119,500	Gilead Sciences, Inc. (a)		5,433,665
655,808	Pfizer Inc.		11,247,107
195,344	Poniard Pharmaceuticals, Inc. (a)		224,646
		(COST $39,602,800)	42,127,536
MACHINERY AND EQUIPMENT (2.9%)
1,200,000	ABB Ltd. ADR	(COST $13,364,456)	26,208,000
METALS (2.2%)
254,200	Alpha Natural Resources, Inc. (a)		12,682,038
150,000	Nucor Corporation		6,807,000
		(COST $19,939,605)	19,489,038
MISCELLANEOUS (5.0%)
	Other (e)	(COST $38,670,419)	44,424,874
OIL AND NATURAL GAS (INCLUDING SERVICES) (12.6%)
295,478	Apache Corporation		29,991,017
100,000	Devon Energy Corporation		6,443,000
800,000	Halliburton Company		24,104,000
325,000	McDermott International, Inc. (a)		8,749,000
2,150,000	Weatherford International Ltd. (a)		34,099,000
200,000	XTO Energy Inc.		9.436,000
		(COST $82,773,479)	112,822,017
RETAIL TRADE (17.1%)
575,000	Costco Wholesale Corporation		34,333,250
400,000	J.C. Penney Company, Inc.		12,868,000
1,775,000	The TJX Companies, Inc.		75,473,000
550,000	Wal-Mart Stores, Inc.		30,580,000
		(COST $61,858,262)	153,254,250
SEMICONDUCTORS (2.8%)
700,000	ASML Holding N.V.	(COST $17,340,380)	24,780,000
TECHNOLOGY (3.6%)
750,000	International Game Technology		13,837,500
1,900,000	Xerox Corporation		18,525,000
		(COST $34,368,474)	32,362,500
TRANSPORTATION (0.9%)
236,100	Alexander & Baldwin, Inc.	(COST $11,005,032)	7,803,105
TOTAL COMMON STOCKS (110.0%)		(COST $711,521,545)	984,931,067
Principal Amount	CORPORATE DEBT (f)
CONSUMER PRODUCTS AND SERVICES (1.1%)
$9,600,000	Smithfield Foods, Inc.
	7.75% due 5/15/2013	(COST $7,827,836)	9,864,096
TECHNOLOGY (1.0%)
$10,000,000	VeriFone Holdings, Inc.
	1.375% due 6/15/2012	(COST $6,152,290)	9,100,000
TOTAL CORPORATE DEBT (2.1%)		(COST $13,980,126)	18,964,096

Shares or			Value
Principal Amount	SHORT-TERM SECURITIES AND OTHER ASSETS		(note 1a)
$50,000,000	U. S. Treasury Bills due 5/27-6/24/10; .100%-.115%	(COST $49,989,328)	$49,989,328
30,871,813	SSgA Prime Money Market Fund	(COST $30,871,813)	30,871,813
TOTAL SHORT-TERM SECURITIES (9.0%)		(COST $80,861,141)	80,861,141
TOTAL INVESTMENTS (g) (121.1%)		(COST $806,362,812)	1,084,756,304
Cash, receivables and other assets less liabilities (0.1%)			923,063
PREFERRED STOCK (-21.2%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$895,562,192

(a) Non-income producing security.
(b) 130,500 shares held by custodian in a segregated custodial account as collateral for short positions or options, if any.
(c) Level 3 fair value measurement, restricted security acquired 11/4/09, note 8.
(d) Level 3 fair value measurement, restricted security acquired 11/3/09, note 8.
(e) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(f) Level 2 fair value measurement, note 8.
(g) At March 31, 2010: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes,
(2) aggregate gross unrealized appreciation was $317,126,247, (3) aggregate gross unrealized depreciation was $38,732,755, and (4) net unrealized appreciation was $278,393,492.

Contracts		Value
(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE	(note 1a)
COMMUNICATIONS AND INFORMATION SERVICES
1,305	Cisco Systems, Inc./July 10/$27.00 (PREMIUM DEPOSITED WITH BROKERS $135,333)	$103,095

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2010 is shown in the following table.

INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
Finance and Insurance
Banking	$10,713	$21,113	2.4%
Insurance	58,087	112,470	12.5
Other	30,301	57,410	6.4
	99,101	190,993	21.3
Retail Trade	61,858	153,254	17.1
Oil and Natural Gas (Including Services)	82,774	112,822	12.6
Consumer Products and Services	85,913	110,445	12.3
Computer Software and Systems	78,339	77,617	8.7
Communications and Information Services	41,319	55,637	6.2
Environmental Control (Including Services)	38,960	49,231	5.5
Miscellaneous**	38,670	44,425	5.0
Health Care/Pharmaceuticals	39,603	42,127	4.7
Technology	40,521	41,463	4.6
Aerospace/Defense	33,409	28,488	3.2
Machinery and Equipment	13,365	26,208	2.9
Semiconductors	17,340	24,780	2.8
Metals	19,940	19,489	2.2
Building and Real Estate	23,385	19,113	2.1
Transportation	11,005	7,803	0.9
	725,502	1,003,895	112.1
Short-Term Securities	80,861	80,861	9.0
Total Investments	$806,363	1,084,756	121.1
Other Assets and Liabilities - Net		923	0.1
Preferred Stock		(190,117)	(21.2)
Net Assets Applicable to Common Stock		$895,562	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to financial statements)

	SHARES OR	SHARES OR
	PRINCIPAL	PRINCIPAL
INCREASES	AMOUNT TRANSACTED	AMOUNT HELD
NEW POSITION
J.C. Penney Company, Inc.	400,000	400,000	(b)
ADDITIONS
Cephalon, Inc.	10,000	347,100
Fidelity National Financial, Inc.	25,000	750,000
McDermott International, Inc	75,000	325,000
NetEase.com, Inc.	30,000	168,100
DECREASES
ELIMINATIONS
The Allstate Corporation	175,000	—
AXIS Capital Holdings Limited	275,000	—
ASML Holding N.V. Corporate Bond, 5.75% due 6/13/2017	$8,000,000	—
The Boeing Company	300,000	—
MetroPCS Communications, Inc.	135,500	—
REDUCTIONS
Berkshire Hathaway Inc. Class A	20	110
Heineken N.V.	25,000	325,000
M&T Bank Corporation	10,000	140,000
Nelnet, Inc.	15,000	635,000
Teradata Corporation	115,000	450,000

(a) Excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $711,521,545)		$984,931,067
Corporate debt (cost $13,980,126)		18,964,096
U. S. Treasury Bills (cost $49,989,328)		49,989,328
Money market fund (cost $30,871,813)		30,871,813
Total investments (cost $806,362,812)		1,084,756,304

RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$1,280,925
Premiums deposited with brokers for options written	135,333
Dividends, interest and other receivables	2,546,446
Qualified pension plan asset, net excess funded (note 6)	3,851,154
Prepaid expenses and other assets	2,792,613	10,606,471
TOTAL ASSETS		1,095,362,775

LIABILITIES
Payable for securities purchased	1,422,895
Accrued preferred stock dividend not yet declared	219,958
Outstanding options written, at value (premiums deposited with brokers $135,333)(note 1a)	103,095
Accrued supplemental pension plan liability (note 6)	3,377,347
Accrued supplemental thrift plan liability (note 6)	2,602,064
Accrued expenses and other liabilities	1,958,049
TOTAL LIABILITIES		9,683,408

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 2)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 30,917,212 shares (note 2)		$895,562,192
NET ASSET VALUE PER COMMON SHARE		$28.97

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 30,917,212 shares at par value (note 2)	$30,917,212
Additional paid-in capital (note 2)	584,038,867
Undistributed realized gain on investments	6,086,139
Undistributed net investment income	3,654,601
Accumulated other comprehensive income (note 6)	(4,512,406)
Unallocated distributions on Preferred Stock	(3,047,951)
Unrealized appreciation on investments and options	278,425,730

NET ASSETS APPLICABLE TO COMMON STOCK		$895,562,192

(see notes to financial statements)

INCOME
Dividends	$3,804,877
Interest	912,231	$4,717,108
EXPENSES
Investment research	2,055,917
Administration and operations	790,450
Office space and general	420,943
Auditing and legal fees	100,000
Directors’ fees and expenses	67,687
Miscellaneous taxes	52,997
Transfer agent, custodian and registrar fees and expenses	50,000
Stockholders’ meeting and reports	47,175	3,585,169
NET INVESTMENT INCOME		1,131,939

REALIZED GAIN AND INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 4 AND 5)
Net realized gain on investments:
Securities transactions (long-term, except for $929,917)	6,039,916
Written option transactions	46,223
	6,086,139
Net increase in unrealized appreciation on investments:
Securities	38,624,758
Written options	(6,485)
	38,618,273
NET GAIN ON INVESTMENTS		44,704,412
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,996)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$43,008,355

	Three Months Ended	Year Ended
OPERATIONS	March 31, 2010	December 31, 2009
Net investment income	$1,131,939	$3,400,143
Net realized gain on investments	6,086,139	15,219,812
Net increase in unrealized appreciation	38,618,273	204,253,481
	45,836,351	222,873,436
Distributions to Preferred Stockholders:
From net investment income	—	(3,389,107)
From short-term capital gains	—	(1,654,369)
From long-term capital gains	—	(6,107,907)
Return of capital	—	(333,668)
Unallocated distributions	(2,827,996)	11,047
Decrease in net assets from Preferred distributions	(2,827,996)	(11,474,004)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	43,008,355	211,399,432
OTHER COMPREHENSIVE INCOME (Adjustment to apply FAS 158; Note 6)	352,752	1,911,451
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(3,248,669)
From short-term capital gains	—	(1,585,814)
From long-term capital gains	—	(5,854,806)
Return of capital	—	(319,841)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(11,009,130)
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Value of Common Shares issued in payment of dividends and distributions	—	6,430,088
Cost of Common Shares purchased	(12,122,287)	(19,553,159)
Benefit to Common Shareholders resulting from Preferred Shares purchased	—	546,889
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(12,122,287)	(12,576,182)
NET INCREASE IN NET ASSETS	31,238,820	189,725,571
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	864,323,372	674,597,801
END OF PERIOD (including undistributed net investment income of $3,654,601 and
$2,522,662, respectively)	$895,562,192	$864,323,372

(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2010 and for each year in the five-year period ended December 31, 2009. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2010	Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.50	$21.09	$38.10	$40.54	$39.00	$35.49
Net investment income	.04	.11	.42	.31	.34	.19
Net gain (loss) on investments -
realized and unrealized	1.51	6.94	(16.15)	3.39	4.72	5.85
Other comprehensive income	.01	.07	(.25)	.02	.03	—
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.11)	(.02)	(.04)	(.03)
Distributions from net short-term capital gains	—	(.05)	—	(.03)	(.01)	(.08)
Distributions from net long-term capital gains	—	(.19)	(.27)	(.36)	(.36)	(.30)
Distributions from return of capital	—	(.01)	—	—	—	—
Unallocated	(.09)	—	—	—	—	—
	(.09)	(.36)	(.38)	(.41)	(.41)	(.41)
Total from investment operations	1.47	6.76	(16.36)	3.31	4.68	5.63
Distributions on Common Stock:
Dividends from net investment income	—	(.10)	(.19)	(.33)	(.29)	(.15)
Distributions from net short-term capital gains	—	(.05)	—	(.38)	(.04)	(.44)
Distributions from net long-term capital gains	—	(.19)	(.46)	(5.04)	(2.81)	(1.53)
Distributions from return of capital	—	(.01)	—	—	—	—
	—	(.35)	(.65)	(5.75)	(3.14)	(2.12)
Net asset value, end of period	$28.97	$27.50	$21.09	$38.10	$40.54	$39.00
Per share market value, end of period	$24.78	$23.46	$17.40	$34.70	$37.12	$34.54
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	5.63%*	36.86%	(48.20)%	8.72%	16.78%	17.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$895,562	$864,232	$674,598	$1,202,923	$1,199,453	$1,132,942
Ratio of expenses to average net assets
applicable to Common Stock	1.67%**	1.93%	0.87%	1.11%	1.06%	1.25%
Ratio of net income to average net assets
applicable to Common Stock	0.53%**	0.46%	1.31%	0.78%	0.86%	0.51%
Portfolio turnover rate	2.17%*	24.95%	25.52%	31.91%	19.10%	20.41%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$199,617	$200,000	$200,000	$200,000
Asset coverage	571%	555%	438%	701%	700%	666%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$24.82	$24.53	$21.90	$21.99	$24.44	$24.07

*Not annualized
**Annualized

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded pri-
marily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securi-
ties to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain for-
eign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The differ-
ence between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-
sions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a real-
ized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the pro-
ceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the
Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 5 for writ-
ten option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments repre-
sents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using proce-
dures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in secu-
rities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental super-
vision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distri-
butions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are record-
ed on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relat-
ing to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended March 31, 2010, the Company did not have any liabilities for any unrec-
ognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or loss-
es pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

i. OTHER As customary in the investment company industry, security transactions are recorded as of the trade date. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
30,917,212 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
March 31, 2010.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an under-
written offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation prefer-
ence of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 380,013
Preferred Shares were repurchased at an average cost per share of $23.56 during the year ended December 31, 2009. The average dis-
count of $1.44 per Preferred Share, $546,889 in the aggregate, was credited to additional paid-in capital of Common Stock.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a cer-
tain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock elect two members of the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the
Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets appli-
cable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2010 and the year ended December 31, 2009 were as follows:

	Shares		Amount
	2010	2009	2010	2009
Shares issued in payment of dividends and distributions
(includes 281,281 shares issued from treasury)	—	281,281	—	$281,281
Increase in paid-in capital			—	6,148,807
Total increase			—	6,430,088
Shares purchased (average discount from NAV of 14.9% and
13.6%, respectively)	508,003	836,938	($508,003)	(836,938)
Decrease in paid-in capital			(11,614,284)	(18,716,221)
Total decrease			(12,122,287)	(19,553,159)
Net decrease			($12,122,287)	($13,123,071)

At March 31, 2010, the Company held in its treasury 1,063,660 shares of Common Stock with an aggregate cost in the amount of
$25,476,509.

3. OFFICERS’ COMPENSATION - The aggregate compensation paid and accrued by the Company during the three months ended March 31,
2010 to its officers (identified on back cover) amounted to $1,756,000.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2010 amounted to $21,554,416 and $67,098,073, on long transactions, respectively.

5. WRITTEN OPTIONS - Transactions in written covered call and collateralized put options during the three months ended March 31,
2010 were as follows:

	Covered Call		Collateralized Put
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	—	—	250	$46,223
Options written	1,305	$135,333	—	—
Options expired	—	—	250	(46,223)
Options outstanding, March 31, 2010	1,305	$135,333	0	$0

6. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a por-
tion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2010 were:
Service cost	$99,937
Interest cost	198,087
Expected return on plan assets	(283,815)
Amortization of prior service cost	11,502
Recognized net actuarial loss	50,797
Net periodic benefit cost	$76,508

6. BENEFIT PLANS - (Continued from bottom of previous page.)
The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the three months ended March 31, 2010 was $177,055. The qualified thrift plan acquired 8,100 shares of the Company’s Common Stock during the three months ended March 31, 2010 and held 524,786 shares of the Company’s
Common Stock at March 31, 2010.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

7. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $281,600 for the three months ended March 31, 2010. Minimum rental commit-
ments under the operating lease are approximately $1,075,000 per annum in 2011 through 2012, $1,183,000 in 2013 through 2017, and
$99,000 in 2018.

8. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2010:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$967,056,067	—	$17,875,000	$984,931,067
Corporate debt	—	$18,964,096	—	18,964,096
U. S. Treasury Bills	49,989,328			49,989,328
Money market fund	30,871,813	—	—	30,871,813
Total	$1,047,917,208	$18,964,096	$17,875,000	$1,084,756,304
Liabilities
Options written	($103,095)	—	—	($103,095)

The aggregate value of Level 3 portfolio investments changed during the three months ended March 31, 2010 as follows:
Change in Portfolio Valuations using Significant Unobservable Inputs (Level 3)
Fair Value at December 31, 2009	$16,850,000
Included in net change in unrealized appreciation on investments	1,025,000
Fair Value at March 31, 2010	$17,875,000

The amount of net unrealized gain included in the results of operations attributable to
Level 3 assets held at March 31, 2010 and reported within the caption
Net change in unrealized appreciation/depreciation in the Statement of Operations:	$1,025,000

9. LITIGATION - The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages are unspecified at this time. No liabilities or expenses have been incurred by the Company to date.

10. SUBSEQUENT EVENTS - Subsequent events have been evaluated through April 21, 2010, the date the financial statements were available to be issued. There are no events to report subsequent to March 31, 2010.

Purchases of the Company’s Common Stock as set forth in Note 2 on page 9, may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2009 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 30, 2009, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance list-
ing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
	Company
INDEPENDENT AUDITORS	59 Maiden Lane
Ernst & Young LLP	New York, NY 10038
	1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 14, 2010 were as follows:
	FOR	WITHHELD
Election of Directors:
Rodney B. Berens	31,479,235	1,165,494
Lewis B. Cullman	31,042,019	1,602,709
Spencer Davidson	31,442,657	1,202,072
Gerald M. Edelman	31,081,249	1,563,480
John D. Gordan, III	31,453,708	1,191,021
Betsy F. Gotbaum	31,120,789	1,523,939
Sidney R. Knafel	31,202,868	1,441,860
Daniel M. Neidich	28,702,944	3,941,784
D. Ellen Shuman	31,362,280	1,282,449
Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,824,055	135,329
Raymond S. Troubh	6,806,343	153,041
Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2010:
For - 31,624,356;	Against - 784,985;	Abstain - 235,383